SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                 Date of Report - June 3, 2005

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 6 Numbered Pages
               Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

                  Page 2 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          The First National Bank of Greencastle is pleased to announce it has entered into an agreement to lease the former office of M & T Bank located at 1101 Professional Court, Hagerstown, MD.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated June 3, 2005, of Tower Bancorp,
                    Inc.










                 Page 3 of 6 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  June 3, 2005          /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































                 Page 4 of 6 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated June 3, 2005,
               of Tower Bancorp, Inc.                6













































                  Page 5 of 6 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99





FOR IMMEDIATE RELEASE                   FOR MORE INFORMATION:
                                   Julie Tarquino,
                                   Marketing Manager
                                   (717) 597-2137

            THE FIRST NATIONAL BANK OF GREENCASTLE
             ANNOUNCES FUTURE OFFICE IN HAGERSTOWN

     GREENCASTLE, PA June 3, 2005 - The First National Bank of Greencastle is pleased to announce it has entered into an agreement to lease the former office of M & T Bank located at 1101 Professional Court, Hagerstown, MD. Pending the approval of the Office of the Comptroller of the Currency, the First National Bank plans to open its tenth office in the fourth quarter of 2005. It will be known as the Eastern Boulevard Office of The First National Bank of Greencastle.
     Jeff Shank, President and CEO, stated, "We look forward to expanding our services in the Hagerstown community. This office blends well with our current office location at 18233 Maugans Avenue. Since entering the Washington County market, we have found there are many individuals, businesses and non-profit organizations that wish to establish a banking relationship with an independent bank."
     Tower Bancorp, Inc., parent company of The First National
Bank of Greencastle, has assets of $325 million.   Established
in 1864, the bank currently has nine offices located in Greencastle, Chambersburg, Quincy, Mercersburg, Waynesboro, Shady Grove, Laurich Estates and Hagerstown.
     This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.
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               Index to Exhibits Found on Page 5